Exhibit 1(N)
                                                                   ------------


                          SENTINEL GROUP FUNDS, INC.
                            ARTICLES SUPPLEMENTARY



     SENTINEL GROUP FUNDS, INC., a Maryland corporation, having its principal Maryland office c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202 (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended, with the authority to issue two billion (2,000,000,000) shares of capital stock. All shares of all classes and series of capital stock of the Corporation have a par value of $0.01 per share, with an aggregate par value of Twenty Million Dollars ($20,000,000). One Billion Eight Hundred and Fifty Million (1,850,000,000) shares of the Corporation's authorized capital stock have been classified and divided into the following classes, each class comprising the number of shares and having the designations indicated:


                           Class A                            Number of Shares Allocated
                           -------                            --------------------------
         Sentinel Flex Cap Opportunity Fund                            20,000,000
         Sentinel Small Company Fund                                   50,000,000
         Sentinel Mid Cap Growth Fund                                  25,000,000
         Sentinel World Fund                                           15,000,000
         Sentinel Growth Index Fund                                    20,000,000
         Sentinel Common Stock Fund                                    75,000,000
         Sentinel Balanced Fund                                        40,000,000
         Sentinel High Yield Bond Fund                                 20,000,000
         Sentinel Bond Fund                                            30,000,000
         Sentinel Tax-Free Income Fund                                 25,000,000
         Sentinel New York Tax-Free Income Fund                        20,000,000
         Sentinel Government Securities Fund                           40,000,000
         Sentinel Short Maturity Government Fund                       20,000,000
         Sentinel U.S. Treasury Money Market Fund                   1,000,000,000

                           Class B                            Number of Shares Allocated
                           -------                            --------------------------
         Sentinel Flex Cap Opportunity Fund                            20,000,000
         Sentinel Small Company Fund                                   40,000,000
         Sentinel Mid Cap Growth Fund                                  10,000,000
         Sentinel World Fund                                           20,000,000
         Sentinel Growth Index Fund                                    20,000,000
         Sentinel Common Stock Fund                                    20,000,000
         Sentinel Balanced Fund                                        20,000,000
         Sentinel High Yield Bond Fund                                 20,000,000
         Sentinel Bond Fund                                            20,000,000
         Sentinel Tax-Free Income Fund                                 20,000,000
         Sentinel U.S. Treasury Money Market Fund                     100,000,000




                           Class C                            Number of Shares Allocated
                           -------                            --------------------------
         Sentinel Flex Cap Opportunity Fund                            20,000,000
         Sentinel Small Company Fund                                   20,000,000
         Sentinel Mid Cap Growth Fund                                  20,000,000
         Sentinel World Fund                                           10,000,000
         Sentinel Growth Index Fund                                    20,000,000
         Sentinel Common Stock Fund                                    10,000,000
         Sentinel Balanced Fund                                        10,000,000
         Sentinel High Yield Bond Fund                                 10,000,000

                           Class D                            Number of Shares Allocated
                           -------                            --------------------------
         Sentinel Balanced Fund                                        20,000,000


     SECOND: The Board of Directors of the Corporation (the "Board of
Directors"), acting in accordance with Section 2-105(c) of the Maryland
General Corporation Law, hereby increases the number of shares classified and designated as Class A shares of Sentinel Small Company Fund shares by an additional Twenty Million (20,000,000) shares.

     THIRD: After this increase in the number of shares of common stock classified and designated as Class A Sentinel Small Company Fund shares, the Corporation will have the authority to issue two billion (2,000,000,000) shares of capital stock. All shares of all classes and series of capital stock of the Corporation will have a par value of $0.01 per share, with an aggregate par value of Twenty Million Dollars ($20,000,000). One Billion Eight Hundred and Seventy Million (1,870,000,000) of the Corporation's authorized shares of capital stock will be classified and divided into the following classes, each class comprising the number of shares and having the designations indicated:

                           Class A                            Number of Shares Allocated
                           -------                            --------------------------
         Sentinel Flex Cap Opportunity Fund                            20,000,000
         Sentinel Small Company Fund                                   70,000,000
         Sentinel Mid Cap Growth Fund                                  25,000,000
         Sentinel World Fund                                           15,000,000
         Sentinel Growth Index Fund                                    20,000,000
         Sentinel Common Stock Fund                                    75,000,000
         Sentinel Balanced Fund                                        40,000,000
         Sentinel High Yield Bond Fund                                 20,000,000
         Sentinel Bond Fund                                            30,000,000
         Sentinel Tax-Free Income Fund                                 25,000,000
         Sentinel New York Tax-Free Income Fund                        20,000,000
         Sentinel Government Securities Fund                           40,000,000
         Sentinel Short Maturity Government Fund                       20,000,000
         Sentinel U.S. Treasury Money Market Fund                   1,000,000,000

                           Class B                            Number of Shares Allocated
                           -------                            --------------------------
         Sentinel Flex Cap Opportunity Fund                            20,000,000

                                       2

         Sentinel Small Company Fund                                   40,000,000
         Sentinel Mid Cap Growth Fund                                  10,000,000
         Sentinel World Fund                                           20,000,000
         Sentinel Growth Index Fund                                    20,000,000
         Sentinel Common Stock Fund                                    20,000,000
         Sentinel Balanced Fund                                        20,000,000
         Sentinel High Yield Bond Fund                                 20,000,000
         Sentinel Bond Fund                                            20,000,000
         Sentinel Tax-Free Income Fund                                 20,000,000
         Sentinel U.S. Treasury Money Market Fund                     100,000,000

                           Class C                            Number of Shares Allocated
                           -------                            --------------------------
         Sentinel Flex Cap Opportunity Fund                            20,000,000
         Sentinel Small Company Fund                                   20,000,000
         Sentinel Mid Cap Growth Fund                                  20,000,000
         Sentinel World Fund                                           10,000,000
         Sentinel Growth Index Fund                                    20,000,000
         Sentinel Common Stock Fund                                    10,000,000
         Sentinel Balanced Fund                                        10,000,000
         Sentinel High Yield Bond Fund                                 10,000,000

                           Class D                            Number of Shares Allocated
                           -------                            --------------------------
         Sentinel Balanced Fund                                        20,000,000


     IN WITNESS WHEREOF, SENTINEL GROUP FUNDS, INC. has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested by its Secretary on the 6th day of June 2002.

                                            SENTINEL GROUP FUNDS, INC.


                                            By /s/ Thomas P. Malone
                                               --------------------------------
                                                   Thomas P. Malone
                                                   Vice President


Attest:



/s/ D. Russell Morgan
--------------------------------
    D. Russell Morgan
    Secretary




     THE UNDERSIGNED, Vice President of SENTINEL GROUP FUNDS, INC. (the "Corporation"), who executed on behalf of the Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein are true in all material respects and that this statement is made under the penalties for perjury.




                                                  /s/ Thomas P. Malone
                                                  -----------------------------
                                                      Thomas P. Malone
                                                      Vice President


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